UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 16, 2004

Date of Report (Date of earliest event reported)

DIGITALNET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50420	52-2339233
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2525 Network Place

Herndon, VA 20171

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 563-7500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On October 16, 2004, DigitalNet Holdings, Inc. issued a press release announcing an extension of the cash tender offer by its wholly-owned subsidiary DigitalNet, Inc. (“DigitalNet”) for any and all of DigitalNet’s outstanding 9% Senior Notes due 2010.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1                           Press Release dated October 16, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITALNET HOLDINGS, INC.

Dated: October 19, 2004
	By:	/s/ Jack Pearlstein
Jack Pearlstein
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated October 16, 2004.